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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1996, on the financial statements of Smith/Enron Cogeneration Limited Partnership, included in Enron Global Power & Pipelines L.L.C.'s Form 8-K dated June 18, 1996.

                                            PRICE WATERHOUSE

                                            By:    /s/  PRICE WATERHOUSE

                                            ------------------------------------

Santo Domingo, Dominican Republic
November 1, 1996